Government

Select Series

Colorado Investors Class Shares

Summary Prospectus

October 3, 2016

The statutory Prospectus and Statement of Additional Information of the Colorado Investors Class of Government Select Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated October 3, 2016, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.pfmfunds.com/uploadedFiles/PFM_Funds/Left_Menu/Forms_and_documents/Prospectus.pdf. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Not all funds and classes in this Summary Prospectus are available in all states.

Fund Summary - Government Select

Series Colorado Class

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of the Colorado Investors Class of Government Select Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.09%
Distribution (12b-1) fees		0.00%
Other expenses:		0.08%
Transfer agent fees	0.07%
Other operating expenses	0.01%
Total Annual Fund Operating Expenses		0.17%

Expense Example

This example is intended to help you compare the cost of investing in the Colorado Investors Class of Government Select Series with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$17	$55	$96	$217

Principal Investment Strategies

Government Select Series invests exclusively in the following high quality, short-term money market instruments:

•	Securities issued or guaranteed as to principal or interest by the US Government or its agencies or instrumentalities, that are collateralized fully;

•	Repurchase agreements for securities of the US Government, or its agencies or instrumentalities, that are collateralized fully; and

•	Shares of other money market mutual funds that invest exclusively in the types of obligations in which Government Select Series is permitted to invest

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In addition, under normal market conditions, Government Select Series invests at least 80% of its net assets in US Government securities (including securities issued or guaranteed by the US Government or its agencies or instrumentalities) and/or repurchase agreements that are collateralized fully by US Government securities.

Government Select Series maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although Government Select Series invests exclusively in high-quality securities, an investment in Government Select Series – like an investment in any money market fund – is subject to certain risks, such as:

•	Interest Rate Risk When short-term interest rates fall, Government Select Series’ yield is likely to fall. When interest rates rise, the values of obligations held by Government Select Series may decline. If the rise is sharp or unexpected, Government Select Series’ share price could fall.

•	Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of Government Select Series’ holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause Government Select Series’ share price to fall.

•	Government Securities Risk For US government or agency securities not backed by the full faith and credit of the US government, there is no guarantee that the government will intervene in the event of any loss or default.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

You could lose money by investing in Government Select Series. Although Government Select Series seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in Government Select Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government Select Series’ sponsor has no legal obligation to provide financial support to Government Select Series, and you should not expect that the sponsor will provide financial support to Government Select Series at any time.

Performance

The following information illustrates how Colorado Investors Shares have performed over time. Prior to October 3, 2016, Government Select Series was known as Prime Series and it invested in obligations of US companies, financial institutions and US municipalities. The performance information that follows for dates prior to October 3, 2016 reflects the returns of Prime Series before it began to operate as a government money market fund. For current yield information, call (800) 338-3383. Returns for other classes were different and are not shown here. Past performance may not indicate future results and yields may vary.

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Year-by-Year Total Return

(shown for calendar years) (%)

Colorado Investors Class Shares

Highest Quarter Return: Q2 2012	0.07%
Lowest Quarter Return: Q4 2014	0.02%
YTD as of 9/30/16 (not annualized):	0.35%

Average Annual Total Return (%)

(for the periods ended December 31, 2015)

Colorado Investors Class Shares

1 year	Since inception[1]
0.14%	0.19%

 1Colorado Investors Class Shares inception: 7/14/11

Management

Investment Adviser PFM Asset Management LLC

Purchase and Sale of Portfolio Shares

Minimum Initial Investment $50,000

Minimum Account Balance $50,000

We may waive these minimums for certain investors that participate in certain programs sponsored by PFM Asset Management.

Placing Orders

You can place orders to buy or redeem Colorado Investors Class Shares by wire and automated clearing house (ACH). To place orders, contact us at:

Online www.pfmfunds.com

Phone (800) 338-3383

Orders are generally processed on the Business Day they are received in good order if received prior to 2:00 P.M. Eastern Time.

For more complete information on buying and selling shares, see “Investing in the Portfolios” in the Prospectus.

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Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders. However, a shareholder may be subject to tax upon withdrawal from a tax-advantaged account.

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One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383